                                                                Exhibit 99.1

                         PRELIMINARY - SUBJECT TO CHANGE


--------------------------------------------------------------------------------



                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-KEY2






                                  -------------

                            COLLATERAL SUMMARY SHEETS

                                  -------------


                                 AUGUST 22, 2002







                          [SALOMON SMITH BARNEY LOGO]


CREDIT | FIRST
SUISSE | BOSTON
                              McDonald Investments
                                                                   Merrill Lynch


--------------------------------------------------------------------------------

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                            SBMS VII, INC. 2002-KEY2

                        FIVE LARGEST LOANS OR LOAN GROUPS

                                                                                                                    % OF INITIAL
      LOAN OR LOAN GROUP NAME                       LOAN                                            CUT-OFF DATE       MORTGAGE
          PROPERTY NAME                            SELLER             PROPERTY TYPE                   BALANCE        POOL BALANCE
          -------------                            ------             -------------                   -------        ------------
 1)   Exchange Place                                SBRC      Office                                $153,096,151         15.93%

 2)   The CBL Portfolio (1)                                                                          152,690,329         15.89
      Westgate Mall                                Column     Anchored Retail, Regional Mall          56,248,958          5.85
      Jefferson Mall                                Key       Anchored Retail, Regional Mall          45,278,606          4.71
      Regency Mall                                  Key       Anchored Retail, Regional Mall          35,504,810          3.69
      Randolph Mall                                 Key       Anchored Retail, Regional Mall          15,657,955          1.63

 3)   Westfarms Mall                               Column     Anchored Retail, Regional Mall          78,872,149          8.21

 4)   The Northland Portfolio (2)                                                                     40,241,559          4.19
      The Commons and Greentree Apartments (3)      SBRC                                              21,093,884          2.19
           Greentree Apartments                               Multifamily                             14,049,323          1.46
           The Commons Apartments                             Multifamily                              7,044,561          0.73
      Del Oro Apartments                            SBRC      Multifamily                              8,716,152          0.91
      Country Club Villas Apartments                SBRC      Multifamily                              7,482,359          0.78
      Royal Crest Apartments                        SBRC      Multifamily                              2,949,164          0.31

 5)   Columbia Portfolio (3)                        Key                                               32,975,721          3.43
           Columbia Park Mobile Home Park                     Mobile Home Park                        29,846,033          3.11
           Brook Park Mobile Home Park                        Mobile Home Park                         1,803,198          0.19
           Columbia Shopping Center                           Unanchored Retail                        1,326,490          0.14
 ------------------------------------------------------------------------------------------------------------------------------
      TOTAL                                                                                         $457,875,909         47.64%

      (1) Represents a Related Loan Group.
      (2) Represents a Cross-Collateralized Loan Group.
      (3) Represents a Multiple Property Loan.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                         SBRC #7001724 - EXCHANGE PLACE


                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                                  $ 153,096,151
% OF INITIAL MORTGAGE POOL
BALANCE:                                               15.93%
SHADOW RATINGS:                                        Aa1 (Moody's)/AA+ (S&P)
NOTE DATE:                                             4/1/98
ANTICIPATED REPAYMENT DATE:                            3/31/08
MATURITY DATE:                                         3/31/23
MORTGAGE RATE:                                         6.910%
ARD RATE:                                              8.910%
AMORTIZATION TERM:                                     300 months

BORROWER/ SPONSOR:

WFP 53 State Street Co. L.P. is a special-purpose, bankruptcy-remote entity with an independent director and non-consolidation opinion. The sponsors of the borrower are Brookfield Financial Properties, an affiliate of Brookfield Properties Corporation, and DB Immobilienfonds 18 Boston L.P, a subsidiary of Deutsche Bank AG, which own 51% and 49% of the borrower, respectively. Brookfield Properties Corporation, with over US $8 billion in assets, owns, develops and manages premier North American properties, operates real estate service businesses and develops master-planned communities. The Brookfield portfolio comprises 60 commercial properties totaling 47 million square feet, including landmark properties such as the World Financial Center in New York and BCE Place in Toronto. Brookfield is inter-listed on the New York and Toronto Exchanges under the symbol BPO (rated BBB). DGMG, a real estate manager of Deutsche Bank, manages an international real estate portfolio valued at more than five billion dollars.

For the first six months of 2001, Brookfield generated $1.1 billion in total revenues (up from $888 million during the first six months of 2000, or 18%) and $134 million in net operating income (up from $85 million in the first six months of 2000, or 56%). Brookfield Properties Corporation is 50% owned by EdperBrasan Corporation. EdperBrascan is a Canadian public company with interests in natural resources, energy and financial services as well as real estate.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 48 payments of its term; subject to yield maintenance For the next 66 payments and open to prepayment without penalty for the last 6 payments. The loan may also be defeased beginning 10/1/04.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $168,000 ($0.15 psf) per year, escrowed monthly. As of 6/1/02, the balance was $740,547 ($0.66 psf).

TI and LC reserves: $4,407,500 ($3.93 psf) deposited at closing; $3,290,000 ($2.93 psf) per year, escrowed monthly during the first year of the loan, and $1,832,000 ($1.63 psf) per year, escrowed monthly thereafter. As of 6/1/02, the balance was $3,374,735 ($3.01 psf).

Lock Box: In-Place Hard Lockbox


                              PROPERTY INFORMATION

PROPERTY TYPE:                             Office
LOCATION:                                  Boston, MA
YEAR BUILT/RENOVATED:                      1985 / NAP
PROPERTY SIZE:                             1,121,606 SF
OCCUPANCY:                                 100%
OCCUPANCY AS OF DATE:                      2/15/02
PROPERTY MANAGER:                          Brookfield Financial Properties, L.P.

                                   DESCRIPTION

The subject property is a 40-story, 1,121,606 SF, Class A office building built in 1985. The property is located in the heart of Boston's Financial District - the most desirable office sub-market in downtown Boston. The site is proximately located to shopping, dining, entertainment, transportation, and other Class A office properties. It is constructed of a steel frame with a glass curtain wall, and has floorplates ranging from approximately 19,000 to 40,000 square feet. Ceiling height is 12 feet on most floors, with finished ceiling heights of about 9 feet. Floors throughout the office, corridor and lobby areas contain marble finish, terrazzo, resilient tile, ceramic tile, carpet or exposed hard wood. Walls are painted or papered sheetrock partitions on metal studs. The building has been well maintained, and exhibits good curb appeal relative to competing properties. It is highly functional and is considered a landmark in downtown Boston.

The property is subject to a groundlease that expires in 2039. The ground rent is $905,000 per year. The fee interest is subject to a fee mortgage that is subordinate to the lien of the subject leasehold mortgage. This fee mortgage is held by an affiliate of the borrower and has been assigned to the lender as additional collateral for the loan. The fee mortgage matures in 2029 and has an annual debt service of $885,000. The borrower has an option to purchase the fee between the 50th and 60th anniversary of the ground lease commencement. The price is between $11 million to $15 million, depending on the amount of the outstanding balance of the fee mortgage at that point in time.



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                         SBRC #7001724 - EXCHANGE PLACE


                                 MAJOR TENANTS

                                       BASE                        % OF TOTAL           LEASE
                                       RENT PSF        NRSF            NRSF           EXPIRATION
                                       --------        ----            ----           ----------
Goodwin Procter & Hoar                  $32.70       216,670         19.32%            4/30/06
                                        $36.75        67,267          6.00%            4/30/06
                                        $47.27        24,814          2.21%            4/30/06
                                        $59.01        24,814          2.21%            4/30/06
                                        $53.14        19,305          1.72%            4/30/06
                                        $60.43         6,527          0.58%            4/30/06
                                        ------       -------         -----             -------
                  Total                 $37.88       359,397         32.04%

Fidelity Properties, Inc.               $23.50       169,943         15.15%            6/30/06

Citizens Bank (rated A)                $107.42         7,150          0.64%            8/31/10
                                        $30.27         7,400          0.66%            8/31/10
                                        $46.50       114,021         10.17%            7/31/10
                                        ------       -------         -----             -------
                  Total                 $48.95       128,571         11.46%

Choate, Hall, & Stewart                 $35.00        25,239          2.25%            8/31/05
                                        $60.94       100,956          9.00%            8/31/05
                                        ------       -------         -----             -------
                  Total                 $55.75       126,195         11.25%

The Boston Consulting Group             $38.00        36,738          3.28%            6/30/08
                                        $46.00        76,738          6.84%            6/30/08
                                        ------       -------         -----             -------
                  Total                 $43.41       113,476         10.12%


                                  UNDERWRITING


U/W NOI (PSF):                                       $29,352,211 ($26.19)
U/W NET CASH FLOW (PSF):                             $26,716,607 ($23.82)
U/W NET CASH FLOW DSCR:                              1.92x
CUT-OFF DATE BALANCE (PSF):                          $153,096,151 ($136.50)
APPRAISED VALUE (PSF):                               $440,000,000 ($392.29)
APPRAISAL DATE:                                      9/1/01
CUT-OFF DATE LTV RATIO:                              34.79%
MATURITY DATE/ARD LTV RATIO:                         29.92%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 KEY #10016990 - WESTGATE MALL (CBL PORTFOLIO(1))


                                LOAN INFORMATION


CUT-OFF DATE BALANCE:                               $56,248,958
% OF MORTGAGE POOL:                                 5.85%
SHADOW RATINGS:                                     Baa3 (Moody's)/BBB+ (S&P)
NOTE DATE:                                          6/20/02
MATURITY DATE:                                      7/11/12
NET MORTGAGE RATE:                                  6.50%
AMORTIZATION TERM:                                  300 months
BORROWER/ SPONSOR:

The Borrower is Westgate Mall II, L.L.C., a single-purpose, bankruptcy-remote entity with a non-consolidation opinion and independent director. The sole member, Westgate Mall Limited Partnership, is a South Carolina limited partnership. The sponsor, CBL & Associates Properties, Inc., was founded in 1978 and is a publicly owned Real Estate Investment Trust (REIT) that primarily engages in the development and management of regional malls and community/neighborhood shopping centers. CBL's existing portfolio consists of approximately 56 million square feet, making it the third largest shopping center REIT in the United States.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments; subject to defeasance for the next 78 payments and open to prepayment for the last 7 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $74,727 ($0.17 psf) per year, escrowed monthly; capped at $148,854.

Tenant improvement and leasing commissions: Springing Reserve: Upon the DSCR falling below 1.30x on a trailing 12-month basis $294,000 ($0.33 psf) per year, escrowed monthly.

Holdback: At closing, $1,600,000 was held in reserve, to be disbursed to the borrower upon the satisfaction of certain conditions including the completion of an additional 17,900 SF of retail space, tenants being in occupancy and paying rent in the new space and the achievement of additional base rental income of at least $271,400.

Lockbox: Springing hard upon the DSCR falling below 1.30x.


(1) The CBL Portfolio is a related loan group consisting of four loans:
#10016984 Jefferson Mall, #10016988 Randolph Mall, #10016989 Regency Mall, and #10016990 Westgate Mall. Combined, these loans have an aggregate cut-off date balance of $152,690,329 and represent 15.89% of the Mortgage Pool. The loans are not cross-defaulted or cross-collateralized.

(2) Non-owned ("Shadow") Anchor


                              PROPERTY INFORMATION

PROPERTY TYPE:                             Regional Mall
LOCATION:                                  Spartanburg, South Carolina
YEAR BUILT/ RENOVATED:                     1975 / 1995
PROPERTY SIZE:                             432,856 SF
OCCUPANCY:                                 96%
OCCUPANCY AS OF DATE:                      4/1/02
PROPERTY MANAGER:                          CBL & Associates Management, Inc.,
                                           an affiliate of the Borrower.

                                   DESCRIPTION

Westgate Mall is a 1,083,374 SF regional mall located in Spartanburg, South Carolina. The mall is anchored by Dillard's(2) (Ba3) with 2001 Sales psf of $117, Sak's Inc. (d.b.a. Proffitt's)(2) with 2001 Sales psf of $68, Belk(2) with 2001 Sales psf of $118, J.C. Penney (Ba2) and Sears(2) (Baa1) with 2001 Sales psf of $107. The collateral for the loan consists of 432,856 SF of retail space, including the J.C. Penney space of 93,959 SF. Collateral in-line tenants include nationally recognized companies such as The Gap, Dick's Sporting Goods, American Eagle Outfitter's, Bath & Body Works with estimated 2001 Sales psf of $221 and Foot Locker.

                                  MAJOR TENANTS


                              BASE                            % OF TOTAL         LEASE
                            RENT PSF         NRSF                 NRSF         EXPIRATION
                            --------         ----                 ----         ----------
Sears(2)                       UAV         193,441                 NAP          10/31/46
Belk(2)                        UAV         156,648                 NAP           10/1/04
Sak's Inc.
(d.b.a                         UAV         150,429                 NAP          10/31/25
Proffitt's)(2)
Dillard's(2)                   UAV         150,000                 NAP          10/31/25
J.C. Penney                 $ 2.74          93,959               21.71%         10/31/11


                                  UNDERWRITING


U/W NOI (PSF):                                         $7,906,976 ($18.27)
U/W NET CASH FLOW (PSF):                               $7,576,824 ($17.50)
U/W NET CASH FLOW DSCR:                                1.66x
CUT-OFF DATE BALANCE (PSF):                            $56,248,958 ($129.95)
APPRAISED VALUE (PSF):                                 $78,100,000 ($180.43)
APPRAISAL DATE:                                        4/30/02
CUT-OFF DATE LTV RATIO:                                72.02%
MATURITY DATE/ARD LTV RATIO:                           55.97%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 KEY #10016984 - JEFFERSON MALL (CBL PORTFOLIO(1))



                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                                   $ 45,278,606
% OF MORTGAGE POOL:                                     4.71%
SHADOW RATINGS:                                         Baa3 (Moody's)/A- (S&P)
NOTE DATE:                                              6/20/02
MATURITY DATE:                                          7/11/12
MORTGAGE RATE:                                          6.510%
AMORTIZATION TERM:                                      300 months
BORROWER/ SPONSOR:

The Borrower is Jefferson Mall Company II, L.L.C., a single-purpose, bankruptcy-remote entity with a non-consolidation opinion and independent director. The sole member, Jefferson Mall Company, L.P., is an Ohio limited partnership. The sponsor, CBL & Associates Properties, Inc., was founded in 1978 and is a publicly owned Real Estate Investment Trust (REIT) that primarily engages in the development and management of regional malls and community/neighborhood shopping centers. CBL's existing portfolio consists of approximately 56 million square feet, making it the third largest shopping center REIT in the United States.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments, subject to defeasance for the next 78 payments and open to prepayment for the last 7 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $64,284 ($0.24 psf) per year, escrowed monthly; capped at $128,574.

Tenant improvement and leasing commissions: Springing Reserve: Upon the DSCR fall below 1.30x on a trailing 12-month basis, $254,004 (0.94 psf) per year, escrowed monthly.

Lockbox: Springing hard upon the DSCR falling below 1.30x.

(1) The CBL Portfolio is a related loan group consisting of four loans:
#10016984 Jefferson Mall, #10016988 Randolph Mall, #10016989 Regency Mall, and #10016990 Westgate Mall. Combined, these loans have an aggregate cut-off date balance of $152,690,329 and represent 15.89% of the Mortgage Pool. The loans are not cross-defaulted or cross-collateralized.

(2) Non-owned ("Shadow") Anchor

(3) Circuit City pays ground rent of $158,700 per year.


                              PROPERTY INFORMATION


PROPERTY TYPE:                               Regional Mall
LOCATION:                                    Louisville, KY
YEAR BUILT/ RENOVATED:                       1978 / 1999
PROPERTY SIZE:                               269,317 SF
OCCUPANCY:                                   84%
OCCUPANCY AS OF DATE:                        4/1/02
PROPERTY MANAGER:                            CBL & Associates Management,
                                             Inc., an affiliate of the Borrower.

                                   DESCRIPTION

Jefferson Mall is a 904,301 SF regional mall located in Louisville, KY. The mall is anchored by six tenants: Sears(2) (Baa1) with 2001 Sales psf of $190, Dillard's(2) (Ba3) with 2001 Sales psf of $118, J.C. Penney(2) (Ba2) with 2001 Sales psf of $162, Lazarus(2) with 2001 Sales psf of $103, Circuit City and Toys R Us(2) (Baa3). The collateral for the loan consists of 269,317 SF of in-line space, which contains over 90 tenants ranging in size from 595 to 12,222 SF, and two pad leases. In-line tenants include national companies such as Victoria's Secret (Baa1), Foot Locker (Ba2) and Bath & Body Works (Baa1).


                                  MAJOR TENANTS

                       BASE                        % OF TOTAL        LEASE
                     RENT PSF         NRSF            NRSF         EXPIRATION
                     --------         ----            ----         ----------
Sears(2)               UAV           164,178           NAP           8/31/08
Lazarus(2)             UAV           152,143           NAP           10/6/49
J.C.Penney(2)          UAV           150,015           NAP           8/2/33
Dillard's(2)           UAV            93,524           NAP           8/31/33
Toys R Us(2)           UAV             PAD             NAP           11/5/05
Circuit City(3)        NAP             PAD             NAP           1/31/08

                                  UNDERWRITING

U/W NOI (PSF):                                            $6,298,197 ($23.39)
U/W NET CASH FLOW (PSF):                                  $6,060,555 ($22.50)
U/W NET CASH FLOW DSCR:                                   1.65x
CUT-OFF DATE BALANCE (PSF):                               $45,278,606 ($168.12)
APPRAISED VALUE (PSF):                                    $66,100,000 ($245.44)
APPRAISAL DATE:                                           4/30/02
CUT-OFF DATE LTV RATIO:                                   68.50%
MATURITY DATE LTV RATIO:                                  53.25%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                KEY #10016989 - REGENCY MALL (CBL PORTFOLIO(1))



                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                                $35,504,810
% OF MORTGAGE POOL:                                  3.69%
SHADOW RATINGS:                                      Ba1 (Moody's)/BBB- (S&P)
NOTE DATE:                                           6/20/02
MATURITY DATE:                                       7/11/12
MORTGAGE RATE:                                       6.510%
AMORTIZATION TERM:                                   300 months
BORROWER/ SPONSOR:

The borrower is Racine Joint Venture II, L.L.C., a single-purpose, bankruptcy-remote entity with a non-consolidation opinion and independent director. Racine Joint Venture, an Ohio general partnership, is the sole member of the borrower. The sponsor, CBL & Associates Properties, Inc., was founded in 1978 and is a publicly owned Real Estate Investment Trust (REIT) that primarily engages in the development and management of regional malls and community/neighborhood shopping centers. CBL's existing portfolio consists of approximately 56 million square feet, making it the third largest shopping center REIT in the United States.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments, subject to defeasance for the next 78 payments and open to prepayment for the last 7 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $54,322 ($0.20psf) per year, escrowed monthly; capped at $108,644.

Tenant improvements and leasing commissions: Springing Reserve: Upon the DSCR falling below 1.25x on a trailing 12-month basis, $243,000 ($0.90 psf) per year, escrowed monthly.

Lockbox: Springing hard upon the DSCR falling to or below 1.25x.

(1) The CBL Portfolio is a related loan group consisting of four loans:
#10016984 Jefferson Mall, #10016988 Randolph Mall, #10016989 Regency Mall, and #10016990 Westgate Mall. Combined, these loans have an aggregate cut-off date balance of $152,690,329 and represent 15.89% of the Mortgage Pool. The loans are not cross-defaulted or cross-collateralized.

(2) Non-owned ("Shadow") anchor.


                              PROPERTY INFORMATION

PROPERTY TYPE:                             Regional Mall
LOCATION:                                  Racine, WI
YEAR BUILT/ RENOVATED:                     1981 / 2000
PROPERTY SIZE:                             268,675 SF
OCCUPANCY:                                 74%
OCCUPANCY AS OF DATE:                      4/1/02
PROPERTY MANAGER:                          CBL & Associates Management,
                                           Inc., an affiliate of the Borrower.

                                   DESCRIPTION

Regency Mall Property is an 865,580 SF regional mall located in Racine, WI, 33 miles south of Milwaukee. The mall is anchored by five tenants that consist of 451,849 SF and one pad lease: J.C. Penney(2) (Ba2) with 2001 Sales psf of $138, Younker's-Saks(2), Boston Store-Saks(2), Sears(2) (Baa1) with 2001 Sales psf of $142 and Target(2) (A2). These tenants all own their own space and are governed via operating covenants. The collateral for the loan consists of 268,675 SF of in-line space. Tenants include national companies such as The Limited (Baa1), Lerner New York, Deb, Victoria's Secret (Baa1), Lane Bryant, Talbots, Radio Shack, Bath & Body Works (Baa1), Payless Shoe Source, GNC, and Subway. Also at the center are fifteen out-parcels, which include the Target(2) (A2) and other retail and restaurant tenants such as Applebee's, Marcus Cinema, Pearl Vision, Chi Chi's, Burger King, IHOP and Tire America.

                                  MAJOR TENANTS

                             BASE
                             RENT                    % OF TOTAL        LEASE
                             PSF          NRSF           NRSF        EXPIRATION
                             ---          ----           ----        ----------
J.C. Penney(2)               UAV        149,196           NAP         12/31/37
Younker's-Saks(2)            UAV        107,665           NAP          7/31/06
Boston Store-Saks(2)         UAV        105,869           NAP         12/31/37

Dayton Hudson-Target(2)      UAV          PAD             NAP          1/31/30

Sears(2)                     UAV         89,119           NAP          3/31/37

                                  UNDERWRITING


U/W NOI (PSF):                                            $4,833,142 ($17.99)
U/W NET CASH FLOW (PSF):                                  $4,643,906 ($17.28)
U/W NET CASH FLOW DSCR:                                   1.61x
CUT-OFF DATE BALANCE (PSF):                               $35,504,810 ($132.15)
APPRAISED VALUE (PSF):                                    $51,000,000 ($189.82)
APPRAISAL DATE:                                           4/30/02
CUT-OFF DATE LTV RATIO:                                   69.62%
MATURITY DATE LTV RATIO:                                  54.12%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                KEY #10016988 - RANDOLPH MALL (CBL PORTFOLIO(1))



                                LOAN INFORMATION

CUT-OFF DATE BALANCE:                               $ 15,657,955
% OF MORTGAGE POOL:                                 1.63%
SHADOW RATINGS:                                     Baa3 (Moody's)/BBB+ (S&P)
NOTE DATE:                                          6/20/02
MATURITY DATE:                                      7/11/12
MORTGAGE RATE:                                      6.500%
AMORTIZATION TERM:                                  300 months


BORROWER/ SPONSOR:

The Borrower is JG Randolph II, L.L.C., a single-purpose, bankruptcy-remote entity with a non-consolidation opinion and independent director. The sole member, JG Randolph, L.L.C., is an Ohio limited partnership. The sponsor, CBL & Associates Properties, Inc., was founded in 1978 and is a publicly owned Real Estate Investment Trust (REIT) that primarily engages in the development and management of regional malls and community/neighborhood shopping centers. CBL's existing portfolio consists of approximately 56 million square feet, making it the third largest shopping center REIT in the United States.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 35 payments, subject to defeasance for the next 78 payments and open to prepayment for the last 7 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $50,840 ($0.27 psf) per year, escrowed monthly; capped at $101,680.

Tenant improvement and leasing commissions: Springing Reserve: Upon the DSCR falling below 1.25x on a trailing 12-month basis, $93,000 ($0.49 psf) per year, escrowed monthly.

Holdback: At closing, $2,600,000 was held in reserve, to be disbursed to the borrower upon satisfaction of certain conditions including the renovation and expansion of the movie theater space following the current tenant's lease expiration in December 2002, the relocation of certain tenants affected by the expansion and the former theater space being leased to new tenants.

Lockbox: Springing hard upon the DSCR falling below 1.25x.

(1) The CBL Portfolio is a related loan group consisting of four loans:
#10016984 Jefferson Mall, #10016988 Randolph Mall, #10016989 Regency Mall, and #10016990 Westgate Mall. Combined, these loans have an aggregate cut-off date balance of $152,690,329 and represent 15.89% of the Mortgage Pool. The loans are not cross-defaulted or cross-collateralized.

(2) Non-owned ("Shadow") Anchor

(3) The Dillard's space is in the process of being renovated prior to being occupied by Dillard's. The store is expected to open in October, 2002.


                              PROPERTY INFORMATION

PROPERTY TYPE:                              Regional Mall
LOCATION:                                   Asheboro, NC
YEAR BUILT/ RENOVATED:                      1982 / 1989
PROPERTY SIZE:                              189,964 SF
OCCUPANCY:                                  88%
OCCUPANCY (AS OF DATE):                     4/1/02
PROPERTY MANAGER:                           CBL & Associates Management,
                                            Inc., an affiliate of the Borrower.

                                   DESCRIPTION

Randolph Mall is a 387,175 SF regional mall located in Asheboro, NC, 28 miles south of Greensboro, NC. The mall is anchored by four tenants: Sears (Baa1) with 2001 Sales psf of $177, Belk(2) with 2001 Sales psf of $176, Dillard's(2) (Ba3), and J.C. Penney(2) (Ba2) with 2001 Sales psf of $121. The collateral for the loan consists of 189,964 SF of retail space, including the Sears of 50,849 SF and 139,115 SF of in-line space. In-line tenants include national companies such as Kay Bee Toys, Foot Locker (Ba2), and Bath & Body Works (Baa1).

                                  MAJOR TENANTS

                         BASE                   % OF TOTAL           LEASE
                       RENT PSF         NRSF        NRSF          EXPIRATION
                       --------         ----        ----          ----------
Sears                   $4.65         50,849       26.77%           3/28/09
Belk(2)                  UAV          65,293         NAP            3/3/22
Dillard's(2)             UAV          60,200         NAP             TBD(3)
J.C. Penney(2)           UAV           PAD           NAP            3/31/07

                                  UNDERWRITING

U/W NOI (PSF):                                           $2,038,593 ($10.73)
U/W NET CASH FLOW (PSF):                                 $1,943,606 ($10.23)
U/W NET CASH FLOW DSCR:                                  1.53x
CUT-OFF DATE BALANCE (PSF):                              $15,657,955 ($82.43)
APPRAISED VALUE (PSF):                                   $20,200,000 ($106.34)
APPRAISAL DATE:                                          4/30/02
CUT-OFF DATE LTV RATIO:                                  77.51%
MATURITY DATE LTV RATIO:                                 60.24%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                         KEY #10017088 - WESTFARMS MALL


                                LOAN INFORMATION


CUT-OFF DATE BALANCE(1):                            $78,872,149
% OF INITIAL MORTGAGE POOL                          8.21%
BALANCE:
SHADOW RATINGS:                                     A1 (Moody's)/AAA (S&P)
NOTE DATE:                                          7/1/02
ANTICIPATED REPAYMENT DATE:                         7/11/12
MATURITY DATE:                                      7/11/32
MORTGAGE RATE:                                      5.882%
ARD RATE:                                           7.882%
AMORTIZATION TERM:                                  360 months
EXISTING DEBT:                                      $52,000,000(2)
FUTURE DEBT ALLOWED:                                Unsecured debt not to exceed
                                                    $6,000,000 and secured debt
                                                    not to exceed $2,500,000

BORROWER/ SPONSOR:

The Borrower is Westfarms Mall LLC, a single-purpose, bankruptcy-remote entity with a non-consolidation opinion and independent director. The sponsor of the loan is Taubman Realty Group Limited Partnership, the operating partnership of Taubman Centers, Inc. ("TCI"), a publicly traded REIT. TCI owns, develops, acquires and manages regional shopping centers located in ten states. Its portfolio includes 18 "super-regional" shopping centers containing over 800,000 SF each.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 26 payments, subject to defeasance for the next 90 payments and open to prepayment for the last 4 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: Upon a "Lockbox Event"(3), one-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: Upon a Lockbox Event, $105,403.44 ($0.18 psf) per year, escrowed monthly.

Tenant improvements and leasing commissions: Upon a Lockbox Event, $996,000 ($1.66 psf) per year, escrowed monthly.

Lock Box: Springing hard lockbox upon the DSCR falling below 1.23x.

(1) Represents a 50% pari-passu interest in a $158 million "A" note. The other $79 million "Companion Loan" is not included in this transaction.

(2) Consists of a secured subordinate "B" note. A subordination and standstill agreement between the "A" noteholders and the "B" noteholder is in place.

(3) Lockbox Events include : (i) an event of default, (ii) the debt service coverage ratio for the total loan ($210 million) falling below 1.23x or (iii) the Anticipated Repayment Date, if the loan is not paid in full by that date.

(4) Non-owned ("Shadow") Anchor

(5) Rent is $99 for the entire lease term.  Space is rented on an "as-is" basis.


                              PROPERTY INFORMATION

PROPERTY TYPE:                                       Regional Mall
STREET ADDRESS:                                      500 Westfarms Mall
LOCATION:                                            Farmington, CT
YEAR BUILT/RENOVATED:                                1974 / 1997
PROPERTY SIZE:                                       599,898 SF
OCCUPANCY:                                           96%
OCCUPANCY AS OF DATE:                                4/30/02
PROPERTY MANAGER:                                    The Taubman Company, LLC.

                                   DESCRIPTION

The property is a 599,898 SF, two-story super regional mall located in Farmington, Connecticut, approximately 10 miles west of the Hartford CBD. The mall is anchored by Filene's(4) (A2), Lord and Taylor(4) (A2), JC Penney(4)
(Ba2) with 2001 Sales psf of $135, Nordstrom(4) (Baa1) with 2001 Sales psf of $244 and Filene's Men and Furniture (A2). The collateral for the loan consists of the Filene's Men and Furniture store of 79,992 SF and approximately 519,906 SF of in-line space. The 155 in-line tenants include nationally recognized companies such as Ambercrombie & Fitch, Ann Taylor, Banana Republic, Benetton, Brooks Brothers, Gap, Pottery Barn, Rainforest Cafe, and Talbots.

                                  MAJOR TENANTS


                          BASE
                          RENT                       % OF TOTAL         LEASE
                          PSF           NRSF            NRSF         EXPIRATION
                          ---           ----            ----         ----------
Filene's(4)               UAV            PAD             NAP         12/31/2093
Lord & Taylor(4)          UAV            PAD             NAP           1/31/14
JC Penney(4)              UAV            PAD             NAP           9/30/12
Nordstrom(4)              UAV            PAD             NAP           7/31/27
Filene's Men's
Store                   $0.00(5)       79,992           13.33%         5/31/25

                                  UNDERWRITING

U/W NOI (PSF):                                           $27,185,388 ($45.32)
U/W NET CASH FLOW (PSF):                                 $26,544,982 ($44.25)
U/W NET CASH FLOW DSCR:                                  2.37x
CUT-OFF DATE BALANCE (PSF):                              $78,872,149 ($131.48)
APPRAISED VALUE (PSF):                                   $328,000,000 ($546.76)
APPRAISAL DATE:                                          4/19/02
CUT-OFF DATE LTV RATIO:                                  48.09%
MATURITYDATE/ARD LTV RATIO:                              40.98%



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           SBRC - NORTHLAND PORTFOLIO(1)



                             PORTFOLIO INFORMATION


AGGREGATE CUT-OFF DATE                                              $40,241,559
PRINCIPAL BALANCE:
AGGREGATE % OF INITIAL                                              4.91%
MORTGAGE POOL BALANCE:
NOTE DATE:                                                          1/17/02
MATURITY DATE:                                                      2/1/12
MORTGAGE RATE:                                                      7.390%
AMORTIZATION TERM:                                                  360 months

BORROWER/ SPONSOR:

The borrower for each of the four loans is a single-purpose, bankruptcy-remote entity with a non-consolidation opinion and independent director. The sponsors are Northland Investment Corporation, Lawrence R. Gottesdiener and Robert S. Gatof. The three sponsors have a combined net worth of $149.2 million and liquidity of $14.5 million.

Northland, a fully integrated real estate operating company established in 1970, has acquired, developed and managed more than 20 million square feet of commercial real estate. Northland currently owns 58 properties, aggregating over 13 million square feet in nine states, valued at over $1 billion, and includes downtown and suburban office buildings, shopping centers, R&D properties, industrial facilities and 13,000 multifamily units.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 31 payments, subject to defeasance for the next 87 payments and open to prepayment for the last 2 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: A total of $265,250 ($251 per unit) per year, escrowed monthly.

(1) The subject loan is in a cross-collateralized loan group consisting of loan #7003343 The Commons and Greentree Apartments, #7003339 Del Oro Apartments, #703346 Country Club Villas Apartments and #7003350 Royal Crest Apartments. Combined, these loans have an aggregate cut-off date balance of $40,241,559 and represent 4.19% of the Mortgage Pool. The loans are cross-defaulted and cross-collateralized.

(2) Calculated for the entire cross-collateralized loan group.


                          LOAN AND PROPERTY INFORMATION


LOAN NAME:                                      The Commons and Greentree
                                                Apartments(2)
CUT-OFF DATE BALANCE:                           $21,093,834
PROPERTY NAME:                                  Greentree Apartments
ALLOCATED LOAN AMOUNT:                          $14,049,323
PROPERTY TYPE:                                  Multifamily
LOCATION:                                       Oakland Park, FL
YEAR BUILT/ RENOVATED:                          1974 / 1989
PROPERTY SIZE:                                  296 units
OCCUPANCY:                                      93%
OCCUPANCY AS OF DATE:                           2/27/02
PROPERTY MANAGER:                               Northland Investment Corporation

                                   DESCRIPTION

Greentree Apartments is a 296-unit, garden-style apartment complex located in Oakland Park, Florida. The property is located along Dixie Highway, just north of its intersection with Commercial Boulevard, with convenient access to local shopping and schools. The subject is located on a 10.8-acre site with 17 two-story buildings spread out over the entire property. The entrance on Dixie Highway is finished with pavers and leads to an attractive clubhouse. Common amenities include two outdoor pools, a clubhouse, a hot tub, and a laundry facility. The property was built in 1974, and fully renovated in 1988 and 1989. Construction is of concrete block covered with stucco. The unit mix consists of 148 1BR/1BA units, 74 2BR/1BA units and 74 2BR/2BA units. Each unit type has one floor plan ranging from 750 SF to 950 SF. Unit amenities include frost free refrigerator/freezer, self cleaning ovens, garbage disposals and dishwashers. All units also have screened balconies.

                          UNDERWRITING

U/W NOI (PER UNIT):                                    $1,448,476 ($4,893.50)
U/W NET CASH FLOW (PER UNIT):                          $1,374,476 ($4,643.50)
U/W NET CASH FLOW DSCR:                                1.20x(2)
CUT-OFF DATE BALANCE (PER UNIT):                       $14,049,323 ($47,463.93)
APPRAISED VALUE (PER UNIT):                            $17,650,000 ($59,628.38)
APPRAISAL DATE:                                        12/11/01
CUT-OFF DATE LTV RATIO:                                79.22%(2)
MATURITY DATE LTV RATIO:                               70.10%(2)

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                          SBRC - NORTHLAND PORTFOLIO(1)





                          LOAN AND PROPERTY INFORMATION


LOAN NAME:                                    The Commons and Greentree
                                              Apartments(3)
CUT-OFF DATE BALANCE:                         $21,093,834
PROPERTY NAME:                                The Commons Apartments
ALLOCATED LOAN AMOUNT:                        $7,044,561
PROPERTY TYPE:                                Multifamily
LOCATION:                                     Tampa, FL
YEAR BUILT/ RENOVATED:                        1972 / 1996
PROPERTY SIZE:                                200 units
OCCUPANCY:                                    93%
OCCUPANCY AS OF DATE:                         3/18/02
PROPERTY MANAGER:                             Northland Investment Corporation

                                   DESCRIPTION

The Commons consists of a 200-unit, garden-style apartment complex located in Tampa, Florida. The subject is conveniently located just 7.5 miles from the Tampa CBD, 2.5 miles from the new Raymond James Stadium (home of the Tampa Bay Bucaneers), and 6 miles from Tampa International Airport. Major retail development in the area includes International Mall (5 miles), a newly built mall 1.2 million SF mall with Dillard's, Lord & Taylor, Neiman Marcus and Nordstrom as anchors. The neighborhood is characterized by numerous multifamily developments, and has excellent proximity to retail, schools and highways. The subject site contains a total of 14.4 acres and is improved with 21 two-story buildings containing 200 units, for a low density of 14 units per acre. The subject enjoys a large open area around each building thus maximizing the subject layout. Common amenities include a gated security fence around the entire property, an outdoor pool, tennis court, clubhouse and laundry facilities. The property was built in 1972 and renovated in 1996. Construction is of wood frame with brick veneer, vinyl siding and pitched roofs. The unit mix consists of 24 2BR/1.5BA townhouses containing 1,400 SF, 96 2BR/2BA units containing 1,000 SF, 56 3BR/2BA units containing 1,550 SF and 24 4BR/2BA units of 1,600 SF. Unit amenities include electric ranges/ovens, frost free refrigerator/freezers, and dishwashers. Units also have balconies and washer dryer hookups.

                                  UNDERWRITING

U/W NOI (PER UNIT):                                     $790,960 ($3,954.80)
U/W NET CASH FLOW (PER UNIT):                           $740,960 ($3,704.80)
U/W NET CASH FLOW DSCR:                                 1.20x(2)
CUT-OFF DATE BALANCE (PER UNIT):                        $7,044,561 ($35,222.81)
APPRAISED VALUE (PER UNIT):                             $8,850,000 ($44,250.00)
APPRAISAL DATE:                                         12/1/01
CUT-OFF DATE LTV RATIO:                                 79.22%(2)
MATURITY DATE LTV RATIO:                                70.10%(2)

(1) The subject loan is in a related loan group consisting of loan #7003343 The Commons and Greentree Apartments, #7003339 Del Oro Apartments, #703346 Country Club Villas Apartments and #7003350 Royal Crest Apartments. Combined, these loans have an aggregate cut-off date balance of $40,241,559 and represent 4.19% of the Mortgage Pool. The loans are cross-defaulted and cross-collateralized.

(2) Calculated for the entire cross-collateralized loan group.

(3) The Commons and Greentree Apartments loan is a multiple-property loan collateralized by two properties, Greentree Apartments and The Commons Apartments.



                          LOAN AND PROPERTY INFORMATION

LOAN NAME:                                    Del Oro Apartments
CUT-OFF DATE BALANCE:                         $8,716,152
PROPERTY TYPE:                                Multifamily
LOCATION:                                     Ft. Lauderdale, FL
YEAR BUILT/ RENOVATED:                        1972 / 1993
PROPERTY SIZE:                                174 units
OCCUPANCY:                                    95%
OCCUPANCY AS OF DATE:                         2/19/02
PROPERTY MANAGER:                             Northland Investment Corporation

                                   DESCRIPTION

Del Oro Apartments is a 174-unit apartment complex located in central Broward County, within Ft. Lauderdale, Florida. Access to retail is excellent, with two major malls located within 5 miles of the subject. Additionally, there is a high school located adjacent to the property as well as a middle school located 2 blocks away. The subject is located on a 5.4 acre, irregularly-shaped site. Common amenities include a central outdoor pool, a lighted tennis court, a fitness center, and a clubhouse, as well as two elevators and laundry facilities in each building. The improvements, comprised of two 4-story "L" shaped buildings, were built in 1972 and renovated in 1993. Construction is of concrete block covered with stucco. The unit mix consists of 51 1BR/1BA units, 60 2BR/1BA units, 59 2BR/2BA units and four 3BR/2BA units. There are six different floor plans ranging from 780 SF to 1,550 SF. All units include a balcony, frost free refrigerator/freezers, self-cleaning ovens and dishwashers. There is parking for 268 cars conveniently located around the perimeter of the subject.

                                  UNDERWRITING

U/W NOI (PER UNIT):                                     $ 914,516 ($5,255.84)
U/W NET CASH FLOW (PER UNIT):                           $ 870,766 ($5,004.40)
U/W NET CASH FLOW DSCR:                                 1.20x(2)
CUT-OFF DATE BALANCE (PER UNIT):                        $8,716,152 ($50,092.83)
APPRAISED VALUE (PER UNIT):                             $11,100,000 ($63,793.10)
APPRAISAL DATE:                                         12/1/01
CUT-OFF DATE LTV RATIO:                                 79.22%(2)
MATURITY DATE LTV RATIO:                                70.10%(2)


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                          SBRC - NORTHLAND PORTFOLIO(1)


                          LOAN AND PROPERTY INFORMATION

LOAN NAME:                                    Country Club Villas Apartments
CUT-OFF DATE BALANCE:                         $7,482,359
PROPERTY TYPE:                                Multifamily
LOCATION:                                     Abilene, TX
YEAR BUILT/ RENOVATED:                        1982 / NAP
PROPERTY SIZE:                                258 units
OCCUPANCY:                                    92%
OCCUPANCY AS OF DATE:                         2/22/02
PROPERTY MANAGER:                             Northland Investment Corporation

                                   DESCRIPTION

Country Club Villas is a 258-unit, garden-style apartment complex located in southern Abilene, Texas. The subject's immediate neighborhood is characterized by considerable development, with the Mall of Abilene (anchored by Dillards, JC Penney and Sears), located two blocks northeast. Within walking distance of the property are numerous restaurants, retail shops (including an Albertsons grocery), and hotels. US Highway 83, which provides access to all of Abilene, is located 0.5 miles north. The subject is located on an irregularly-shaped site of
11.1 acres, with 21 buildings dispersed throughout the property. Common amenities include two outdoor swimming pools, indoor and outdoor jacuzzi, sauna, volleyball, tennis courts, basketball court, fitness center and laundry facilities. The clubhouse and both pools are well positioned for accessibility by the tenants, and parking is available throughout the property. The subject was built in 1982 and is comprised of 21 two-story and three-story apartment buildings, plus a one-story clubhouse/management office. Construction is of wood frame with brick exteriors and pitched roofs. The unit mix consists of 60 1BR/1BA units of 510 SF, 40 1BR/1BA units of 650 SF, 63 1BR/1BA units of 760 SF, 47 2BR/2BA units of 850 SF and 48 2BR/2BA units of 1,040 SF. Unit amenities include frost free refrigerator/freezers, electric ranges/ovens, washer/dryer connections, outside storage, fireplaces and balconies.

                         UNDERWRITING

U/W NOI (PER UNIT):                                     $821,959 ($3,185.89)
U/W NET CASH FLOW (PER UNIT):                           $756,959 ($2,933.95)
U/W NET CASH FLOW DSCR:                                 1.20x(2)
CUT-OFF DATE BALANCE (PER UNIT):                        $7,482,359 ($29,001.39)
APPRAISED VALUE (PER UNIT):                             $9,400,000 ($36,434.11)
APPRAISAL DATE:                                         12/1/01
CUT-OFF DATE LTV RATIO:                                 79.22%(2)
MATURITY DATE LTV RATIO:                                70.10%(2)

(1) The subject loan is in a related loan group consisting of loan #7003343 The Commons and Greentree Apartments, #7003339 Del Oro Apartments, #703346 Country Club Villas Apartments and #7003350 Royal Crest Apartments. Combined, these loans have an aggregate cut-off date balance of $40,241,559 and represent 4.19% of the Mortgage Pool. The loans are cross-defaulted and cross-collateralized.



                          LOAN AND PROPERTY INFORMATION

LOAN NAME:                                   Royal Crest Apartments
CUT-OFF DATE BALANCE:                        $2,949,164
PROPERTY TYPE:                               Multifamily
LOCATION:                                    Tyler, TX
YEAR BUILT/ RENOVATED:                       1975 / NAP
PROPERTY SIZE:                               128 units
OCCUPANCY:                                   91%
OCCUPANCY AS OF DATE:                        3/18/02
PROPERTY MANAGER:                            Northland Investment Corporation

                                   DESCRIPTION

Royal Crest Apartments is a 128-unit, garden-style apartment complex located in the southeastern section of Tyler, Texas. The neighborhood is a very quiet residential area. Loop 323, which is a four to six-lane artery, is located two blocks from the subject. Loop 323 is a heavily traveled artery that connects the northern and southern parts of the city. The area is fully developed, with a considerable amount of retail. The subject's overall location is convenient to shopping, highways and nearby schools. The subject is situated on a six-acre, irregularly-shaped site with 13 two-story buildings evenly dispersed throughout the property. Common amenities include an outdoor pool, clubhouse and two laundry rooms, which are conveniently located in the center of the site. The subject was built in 1975. Construction is of wood frame with stucco and stone exteriors. The unit mix consists of 62 1BR/1BA units of 747 SF to 986 SF, 26 2BR/1BA units of 911 SF to 1,361 SF, 28 2BR/2BA units of 1020 SF to 1288 SF and 12 3BR/2BA units of 1,387 SF. Unit amenities include refrigerator/freezers, range/ovens, dishwashers, washer/dryer hookups, and fireplaces.

                                  UNDERWRITING


U/W NOI (PER UNIT):                                     $311,125 ($2,430.66)
U/W NET CASH FLOW (PER UNIT):                           $278,875 ($2,178.71)
U/W NET CASH FLOW DSCR:                                 1.20x(2)
CUT-OFF DATE BALANCE (PER UNIT):                        $2,949,164 ($23,040.34)
APPRAISED VALUE (PER UNIT):                             $3,800,000 ($29,687.50)
APPRAISAL DATE:                                         12/1/01
CUT-OFF DATE LTV RATIO:                                 79.22%(2)
MATURITY DATE LTV RATIO:                                70.10%(2)


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                      KEY #10016748 - COLUMBIA PORTFOLIO(1)


                                LOAN INFORMATION

AGGREGATE CUT-OFF DATE                                              $32,975,721
PRINCIPAL BALANCE:
AGGREGATE % OF INITIAL                                              3.43%
MORTGAGE POOL BALANCE:
NOTE DATE:                                                          7/19/02
MATURITY DATE:                                                      8/01/07
MORTGAGE RATE:                                                      6.440%
AMORTIZATION TERM:                                                  360 months


BORROWER/ SPONSOR:

The Borrowers, Columbia MHC East, LLC and Columbia West Investors, LC, as Tenants in Common, each are single-purpose, bankruptcy-remote entities with a non-consolidation opinion and independent director. The sponsors are Ken Burnham, Robert Morgan, James Martin, George DaGraca and Steven Gordon. The five sponsors have a combined net worth of $34.8 million and liquidity of $4.6 million.

Mssr. Burnham, Morgan, Martin, and DeGraca, through their company, Columbia Brook Park Management LLC, have developed and managed 47 mobile home parks, containing a total of approximately 6,537 pads, located in 10 states.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 25 payments, subject to defeasance for the next 32 payments and open to prepayment for the last 3 payments.

                          RESERVES AND CASH MANAGEMENT

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $66,958 (approximately $55 per pad and $0.34 per retail
SF) per year, escrowed monthly.

Tenant improvements and leasing commissions: A total of $23,668 ($0.83 per retail SF) per year, escrowed monthly.

Holdback: Holdback: At closing, $6,000,000 was held in reserve, to be disbursed to the borrower upon satisfaction of certain conditions during the 18-month period following the loan closing including the achievement of a net cash flow of $3,297,161, based upon an annualized three-month period.

Lockbox: Springing soft lockbox upon any legal action being commenced against the borrower.

(1) The Columbia Portfolio is a multiple-property loan collateralized by three properties: Columbia Mobile Home Park, Columbia Shopping Center and Brook Park Mobile Home Park.

(2) Calculated for the entire loan.



                              PROPERTY INFORMATION

PROPERTY NAME:                                Columbia Park Mobile Home Park
ALLOCATED CUT-OFF DATE                        $29,846,033
BALANCE:
PROPERTY TYPE:                                Mobile Home Park
LOCATION:                                     Olmsted Township, OH
YEAR BUILT/ RENOVATED:                        1950 / NAP
PROPERTY SIZE:                                1,098 pads
OCCUPANCY:                                    95%
OCCUPANCY AS OF DATE:                         7/1/02
PROPERTY MANAGER:                             Columbia Brook Park Management,
                                              LLC, an affiliate of the Borrower.

                                   DESCRIPTION

Columbia Park is a manufactured housing community located in Olmsted Township, Ohio, approximately 12 miles west of downtown Cleveland. The property is geared towards senior citizens and is the only mobile home park in the competitive area to do so. The property has very good visibility, with frontage along Columbia Road, a well traveled major thoroughfare. The streets within the park are two-lane and a mixture of asphalt- and concrete-paved. The subject is located on a 212-acre site with amenities including a 5,000 SF clubhouse, a community center with a shuffle board court, kitchen and a gazebo/picnic area. The property was constructed in multiple phases over the past 50 years and includes a sewage treatment facility and a maintenance building.

                                  UNDERWRITING


U/W NOI (PER PAD):                                    $2,977,661 ($2,711.90)
U/W NET CASH FLOW (PER PAD):                          $2,923,461 ($2,662.53)
U/W NET CASH FLOW DSCR:                               1.33x(2)
CUT-OFF DATE BALANCE (PER PAD):                       $ 29,846,033 ($27,182.18)
APPRAISED VALUE (PER PAD):                            $36,000,000 ($32,786.89)
APPRAISAL DATE:                                       5/20/02
CUT-OFF DATE LTV RATIO:                               82.91%(2)
MATURITY DATE LTV RATIO:                              78.06%(2)


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                       KEY #10016748 - COLUMBIA PORTFOLIO(1)



                              PROPERTY INFORMATION

PROPERTY NAME:                                Brook Park Mobile Home Park
ALLOCATED CUT-OFF DATE                        $1,803,198
BALANCE:
PROPERTY TYPE:                                Mobile Home Park
LOCATION:                                     Cleveland, OH
YEAR BUILT/ RENOVATED:                        1949 / NAP
PROPERTY SIZE:                                112 pads
OCCUPANCY:                                    88%
OCCUPANCY AS OF DATE:                         5/7/02
PROPERTY MANAGER:                             Columbia Brook Park Management,
                                              LLC, an affiliate of the Borrower.

                                   DESCRIPTION

Brook Park is a small manufacturing housing community located in Cleveland, Ohio, approximately eight miles southwest of downtown Cleveland. The property is located just south of I-480, a major east-west highway, on an approximately 11-acre site. Improvements within the subject park include asphalt-paved streets, minimal landscaping, signage and a small maintenance facility.

                                  UNDERWRITING

U/W NOI (PER PAD):                                       $226,511 ($2,022.42)
U/W NET CASH FLOW (PER PAD):                             $220,911 ($1,972.42)
U/W NET CASH FLOW DSCR:                                  1.33x(2)
CUT-OFF DATE BALANCE (PER PAD):                          $1,803,198 ($16,099.98)
APPRAISED VALUE (PER PAD):                               $2,175,000 ($19,419.64)
APPRAISAL DATE:                                          5/20/02
CUT-OFF DATE LTV RATIO:                                  82.19%(2)
MATURITY DATE LTV RATIO:                                 78.06%(2)

(1) The Columbia Portfolio is a multiple-property loan collateralized by three properties: Columbia Mobile Home Park, Columbia Shopping Center and Brook Park Mobile Home Park

(2) Calculated for the entire loan.


                              PROPERTY INFORMATION

PROPERTY NAME:                               Columbia Shopping Center
ALLOCATED CUT-OFF DATE                       $1,326,490
BALANCE:
PROPERTY TYPE:                               Unanchored Retail
LOCATION:                                    Olmsted Township, OH
YEAR BUILT/ RENOVATED:                       1975 / NAP
PROPERTY SIZE:                               28,634 SF
OCCUPANCY:                                   100%
OCCUPANCY AS OF DATE:                        7/1/02
PROPERTY MANAGER:                            Columbia Brook Park Management,
                                             LLC, an affiliate of the Borrower.

                                   DESCRIPTION

The Columbia Shopping Center is a 28,634 SF neighborhood shopping center located in Olmsted Township, Ohio, approximately 12 miles west of downtown Cleveland. The property is adjacent to the Columbia Mobile Home Park, which also collateralizes the subject loan. The property is currently occupied by 12 tenants, which range in size from 435 to 7,756 SF.

                                  MAJOR TENANT

                          BASE                       % OF
                          RENT                       TOTAL             LEASE
                           PSF          NRSF           NRSF          EXPIRATION
                           ---          ----           ----          ----------
RIVERVIEW FOODS           $4.75         7,756         27.09%          11/30/03
KOVACHY BROS AUTO         $6.67         3,200         11.18%           9/30/04
PARTS
PLUMCREEK TAVERN          $7.00         3,110         10.86%           2/28/04

                                  UNDERWRITING


U/W NOI (PSF):                                             $176,457 ($6.16)
U/W NET CASH FLOW (PSF):                                   $152,790 ($5.34)
U/W NET CASH FLOW DSCR:                                    1.33x(2)
CUT-OFF DATE BALANCE (PSF):                                $1,326,490 ($43.33)
APPRAISED VALUE (PSF):                                     $1,600,000 ($55.88)
APPRAISAL DATE:                                            5/20/02
CUT-OFF DATE LTV RATIO:                                    82.91%(2)
MATURITY DATE LTV RATIO:                                   78.06%(2)


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
August 21, 2002 10:41 PM


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